April 20, 2016
BNY MELLON FUNDS TRUST
- BNY Mellon Money Market Fund
Supplement to Statement of Additional Information
dated December 31, 2015

At a special meeting of shareholders of BNY Mellon Money Market Fund held on April 11, 2016, the fund's shareholders approved a proposal to change one of the fund's Fundamental Policies, which will enable the fund to change its investment policy so that the fund may invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash and comply with the definition of "government money market fund."  The changes described below will take effect on or about May 1, 2016 (the "Effective Date").
As of the Effective Date, the fund's name will change to:
BNY Mellon Government Money Market Fund
As of the Effective Date, the following will replace the fund's Fundamental Policy No. 4 with respect to Industry Concentration in the section entitled "Part II—Investment Restrictions—Fundamental Policies" in the statement of additional information:
The fund may not invest more than 25% of its total assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
As of the Effective Date, the following will supplement the information in the section entitled "Part II—Investment Restrictions—Policies Related to Fund Names" in the statement of additional information:
The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized solely by government securities.